                       RECEIVABLES CONTRIBUTION AGREEMENT

                           dated as of March 31, 2000

                                     between

                         P&L COAL HOLDINGS CORPORATION,

                                 AS CONTRIBUTOR,

                                       and

                          P&L RECEIVABLES COMPANY, LLC,

                                  AS TRANSFEREE


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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I. THE CONTRIBUTIONS...................................................1

    Section 1.1       Contributions of Receivables.............................1
    Section 1.2       Transfer of Records......................................2
    Section 1.3       Characterization; Granting Clauses.......................3
    Section 1.4       Recourse for Dilution....................................3

ARTICLE II. REPRESENTATIONS AND WARRANTIES.....................................3

    Section 2.1       Representations of P&L...................................3

ARTICLE III. CONDITIONS OF CONTRIBUTIONS.......................................7

    Section 3.1       Condition Precedent to Initial Contribution..............7
    Section 3.2       Condition Precedent to All Contributions.................7

ARTICLE IV. COVENANTS..........................................................7

    Section 4.1       Compliance with Receivables Purchase Agreement...........7
    Section 4.2       Reporting................................................7

ARTICLE V. INDEMNIFICATION ....................................................7

    Section 5.1       Indemnities by P&L.......................................7

ARTICLE VI. MISCELLANEOUS  ...................................................11

    Section 6.1       Waivers and Amendments..................................11
    Section 6.2       Notices, Etc............................................11
    Section 6.3       Cumulative Remedies.....................................11
    Section 6.4       Binding Effect; Assignability...........................11
    Section 6.5       Acknowledgment and Agreement............................12
    Section 6.6       Governing Law...........................................12
    Section 6.7       Submission to Jurisdiction..............................12
    Section 6.8       Waiver of Jury Trial....................................13
    Section 6.9       Captions and Cross References;
                      Incorporation by Reference..............................13

    Section 6.10      Execution in Counterparts...............................13
    Section 6.11      No Proceedings..........................................13

ANNEX A DEFINITIONS...........................................................15

                       RECEIVABLES CONTRIBUTION AGREEMENT

     THIS RECEIVABLES CONTRIBUTION AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), dated as of March 31, 2000, is entered into by and among:

          (1) P&L Coal Holdings Corporation, a Delaware corporation ("P&L"), as contributor; and

          (2) P&L Receivables Company, LLC, a Delaware limited liability company ("SPV"), as transferee.

Unless otherwise indicated, capitalized terms used in this Agreement are defined in ANNEX A hereto or in the Receivables Purchase Agreement or Receivables Sale Agreement referenced in ANNEX A.

                              W I T N E S S E T H :

     WHEREAS,  P&L  owns,  directly  or  indirectly,   all  of  the  issued  and
outstanding equity membership interests in SPV; and

     WHEREAS, P&L desires to contribute to SPV Receivables and Related Security owned from time to time by P&L, and SPV is willing, on the terms and subject to the conditions set forth herein, to accept contributions of Receivables and Related Security from P&L.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                                THE CONTRIBUTIONS

     Section 1.1 Contributions of Receivables.

     (a) Effective on the Effective Date upon the terms and subject to the conditions set forth herein, P&L does hereby contribute, assign, transfer, set-over and otherwise convey to SPV, without recourse (except to the extent expressly provided herein), and SPV does hereby accept from P&L, all of P&L's right, title and interest in and to P&L's Receivables in existence on the Initial Cut-Off Date and all Related Security with respect thereto. P&L's paid-in capital shall be increased by the lower of book or market value of such contributed Receivables, as adjusted from time to time.

     (b) Effective on each Business Day after the Effective Date and prior to the Termination Date, upon the terms and subject to the conditions set forth herein, P&L does hereby contribute, assign, transfer, set-over and otherwise convey to SPV, without recourse (except to the extent expressly provided herein), and SPV does hereby accept from P&L, all of P&L's right, title and interest in and to all newly arising or acquired Receivables and all Related Security with respect thereto. P&L's paid-in capital shall be increased by the lower of book or market value of such contributed Receivables, as adjusted from time to time.

     (c) It is the intention of the parties hereto that each contribution of Receivables made hereunder shall constitute a "sale of accounts" (as such term is used in Article 9 of the UCC), which is absolute and irrevocable and shall provide SPV with the full benefits of ownership of the Receivables and the associated Related Security. Each contribution of Receivables hereunder is made without recourse to P&L; provided, however, that (i) P&L shall be liable to SPV for all representations, warranties, covenants and indemnities made by P&L pursuant to the terms of the Transaction Documents to which P&L is a party, and
(ii) such contribution does not constitute and is not intended to result in an assumption by SPV or any assignee thereof of any obligation of P&L or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of P&L. In view of the intention of the parties hereto that the contributions of Receivables made hereunder shall constitute outright contributions of such Receivables rather than loans secured thereby, P&L agrees that it will, on or prior to the Effective Date, mark its master data processing records relating to the Receivables with a legend evidencing the contribution of the Receivables and Related Security to SPV. Upon the request of SPV (or the Agent, as assignee of SPV), P&L will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of SPV's ownership interest in the Receivables and the Related Security or as SPV (or the Agent, as assignee of SPV) may reasonably request.

     Section 1.2 Transfer of Records.

     (a) In connection with the contributions of Receivables hereunder, P&L hereby contributes, transfers, assigns and otherwise conveys to SPV all of P&L's right and title to and interest in the Records relating to all Receivables contributed hereunder, without the need for any further documentation in connection with any contribution. In connection with such transfer, P&L hereby grants to each of SPV (and the Agent, as assignee of SPV) and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by P&L to account for its Receivables, to the extent necessary to administer such Receivables, whether such software is owned by P&L or is owned by others and used by P&L under license agreements with respect thereto, provided that should the consent of any licensor of P&L to such grant of the license described herein be required, P&L hereby agrees that upon the request of SPV (or the Agent, as assignee of SPV) or the Servicer, P&L will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable, and shall terminate on the date on which all Aggregate Unpaids under the Receivables Purchase Agreement have been paid in full.

     (b) P&L (i) shall take such action requested by SPV and/or the Agent (as assignee of SPV), from time to time hereafter, that may be necessary or reasonably appropriate to ensure that SPV has an enforceable ownership interest in the Records relating to the Receivables contributed by P&L hereunder, and
(ii) shall use its reasonable efforts to ensure that SPV and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

     Section 1.3.Characterization; Granting Clauses. If, notwithstanding the intention of the parties expressed in Section 1.1(c), any contribution to SPV of Receivables hereunder shall be characterized as a secured loan and not a sale or contribution, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that each contribution of Receivables hereunder shall constitute an absolute transfer thereof, P&L hereby grants to SPV a duly perfected security interest in all of P&L's right, title and interest in, to and under all of P&L's Receivables now existing and hereafter arising, and in all Related Security with respect thereto, which security interest shall be prior to all other Adverse Claims thereto. From and after the Termination Date, if P&L is in material default of its covenants and agreements herein, SPV and its assigns shall have as against P&L, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

     Section 1.4 Recourse for Dilution. If at any time (a) the Outstanding Balance of any Receivable contributed hereunder is either (i) reduced as a result of any defective or rejected goods, any discount or any adjustment or otherwise by P&L or any Originator (other than cash Collections on account of the Receivables) or a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or (ii) canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or (b) any of the representations or warranties in Article II of this Agreement were not true with respect to any Receivable at the time of its contribution hereunder, P&L shall pay to SPV in cash upon demand the amount of such reduction (in the case of an event described in the preceding clause (a)(i)), or the Outstanding Balance of such Receivable (in the case of an event described in the preceding clause (a)(ii) or (b)).

                                  ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 Representations of P&L. In order to induce SPV to enter into this Agreement and to accept contributions hereunder, P&L hereby makes the following representations and warranties as of the date of each contribution hereunder:

     (a) Existence and Power. P&L is a corporation, duly incorporated, validly existing and in good standing under the laws of Delaware. P&L is duly qualified to do business and is in good standing as a foreign corporation and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

     (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by P&L of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which P&L is a party has been duly executed and delivered by P&L.

     (c) No Conflict. The execution and delivery by P&L of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of P&L or its Subsidiaries (other than (A) as created under the Transaction Documents and (B) the pledge of the Subordinated Notes pursuant to the Credit Agreement and associated documents) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect, and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

     (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by P&L of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

     (e) Actions, Suits. Except as disclosed in P&L's reports on SEC Form 10-K or 10-Q, there are no actions, suits or proceedings pending, or to the best of P&L's knowledge, threatened, against or affecting P&L, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. P&L is not in default with respect to any order of any court, arbitrator or governmental body which could be reasonably expected to have a Material Adverse Effect.

     (f) Binding Effect. This Agreement and each other Transaction Document to which P&L is a party constitute the legal, valid and binding obligations of P&L enforceable against P&L in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (g) Accuracy of Information. All information heretofore furnished by P&L or any of its Affiliates to SPV for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by P&L or any of its Affiliates will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

     (h) Consideration. With respect to each Receivable contributed to SPV hereunder: (i) P&L has given reasonably equivalent value to the applicable Originator in consideration therefor pursuant to the Receivables Sale Agreement,
(ii) such contribution was not made for or on account of an antecedent debt, and
(iii) such contribution is not voidable under any section of the Federal Bankruptcy Code.

     (i) Good Title. Immediately prior to each contribution hereunder, P&L shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents.

     (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each contribution hereunder, transfer to SPV (and SPV shall acquire from P&L) a valid and perfected first priority ownership interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been delivered to the Agent (as assignee of
SPV) in form suitable for filing all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect SPV's ownership interest in each Receivable, its Collections and the Related Security.

     (k) Places of Business and Locations of Records. The principal places of business and chief executive office of P&L and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit III to the Receivables Purchase Agreement or such other locations of which the Agent has been notified in accordance with Section 7.2(a) of the Receivables Purchase Agreement in jurisdictions where all action required by Section 14.4(a) of the Receivables Purchase Agreement has been taken and completed. P&L's Federal Employer Identification Number is 13-4004153.

     (l) Collections. The conditions and requirements set forth in Section 7.1(j) and, so long as P&L or any of its Affiliates is the Servicer, Section 8.2 of the Receivables Purchase Agreement have at all times since the Effective Date been satisfied and duly performed.

     (m) Material Adverse Effect. Since December 31, 1999, no event has occurred that would have a material adverse effect on the consolidated financial condition or operations of P&L and its Subsidiaries taken as a whole, or the ability of P&L to perform its obligations under this Agreement, or the collectibility of the Receivables generally or any material portion of the Receivables.

     (n) Names. In the past five (5) years, P&L has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and "Peabody Group."

     (o) Ownership of SPV. P&L owns, directly or indirectly, 100% of the issued and outstanding equity membership interests of SPV, free and clear of any Adverse Claim.

     (p) Not a Holding Company or an Investment Company. P&L is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. P&L is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

     (q) Compliance with Law. P&L has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract and Invoice related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract or Invoice is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

     (r) Compliance with Credit and Collection Policy. From and after the Effective Date, P&L has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Invoice, and has not made any material change to the Credit and Collection Policy, except such material change as to which SPV and the Agent have been notified in accordance with Section 7.1(a)(vii) of the Receivables Purchase Agreement.

     (s) Accounting. The manner in which P&L accounts for the transactions contemplated by this Agreement does not jeopardize the true contribution analysis.

     (t) Enforceability of Invoices. Each Invoice with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder (subject to adjustment, to the extent provided therein) and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (u) Eligible Receivables. Each Receivable listed on any Monthly Report as being an Eligible Receivable was an Eligible Receivable on the date of its contribution hereunder, and its Outstanding Balance as of the date of its contribution hereunder and thereafter adjusted is correctly stated on such Monthly Report.

                                  ARTICLE III.
                           CONDITIONS OF CONTRIBUTIONS

     Section 3.1 Condition Precedent to Initial Contribution. The initial contribution under this Agreement is subject to the condition precedent that the Effective Date under the Receivables Purchase Agreement shall have occurred.

     Section 3.2 Condition Precedent to All Contributions. Each contribution of Receivables and Related Security shall be subject to the condition precedent that the Termination Date shall not have occurred.

                                   ARTICLE IV.
                                    COVENANTS

     Section 4.1 Compliance with Receivables Purchase Agreement. From the Effective Date until the later to occur of the Termination Date or payment in full of all Aggregate Unpaids under the Receivables Purchase Agreement, unless SPV and the Agent shall otherwise consent in writing, P&L will comply with each of the covenants and other agreements required to be observed by it, individually or as Servicer (so long as it remains the Servicer), under the Receivables Purchase Agreement.

     Section 4.2 Reporting. Not later than the third Tuesday of each month hereafter commencing April 18, 2000, P&L will provide SPV and, upon request, the Agent (as assignee of SPV) with a written listing (each such listing, a "Monthly Report") of all Receivables contributed by it during the preceding calendar month indicating (a) which Receivables were Eligible Receivables on their date of contribution, and (b) the Obligor(s) of and the Outstanding Balance of each Receivable on its date of contribution.

                                   ARTICLE V.
                                 INDEMNIFICATION

     Section 5.1 Indemnities by P&L. Without limiting any other rights that SPV or its assigns may have hereunder or under applicable law, P&L hereby agrees to indemnify (and pay upon demand to) SPV and its assigns, officers, managers, directors, agents and employees (each, an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of any Indemnified Party) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them relating to, arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by SPV of any Receivable, excluding, however, in all of the foregoing instances:

     (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

     (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

     (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by SPV of Receivables as a true contribution by P&L to SPV of the Receivables and the Related Security;

provided, however, that nothing contained in this sentence shall limit the liability of P&L or limit the recourse of SPV and its assigns for amounts otherwise specifically provided to be paid by P&L under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject to the exclusions in clauses (a), (b) and (c) above, P&L shall indemnify SPV and its assigns for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to P&L) relating to or resulting from:

          (i) any representation or warranty made by P&L (or any of its officers) under or in connection with this Agreement, any other Transaction Document to which P&L is a party or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

          (ii) the failure by P&L or any Originator to comply with any applicable law, rule or regulation with respect to any Receivable or any Contract or Invoice related thereto, or the nonconformity of any such Receivable, Contract or Invoice with any such applicable law, rule or regulation or any failure of P&L or any Originator to keep or perform any of its obligations, express or implied, with respect to any Contract or Invoice;

          (iii) any failure of P&L to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document to which it is a party;

          (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with goods that are the subject of any Contract or Invoice or any Receivable;

          (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract or Invoice not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods related to such Receivable or the furnishing or failure to furnish such goods;

          (vi) the commingling of Collections of Receivables at any time with other funds;

          (vii) any investigation, litigation or proceeding related to or arising from any Transaction Document or other agreement to which P&L is a party, the transactions contemplated hereby, the use of the proceeds of distributions by SPV to P&L, the ownership of the Receivables or Related Security or any other investigation, litigation or proceeding relating to P&L or any Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

          (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

          (ix) (A) failure of P&L or any Originator generally to pay its debts as such debts become due or admission by P&L or any Originator in writing of its inability to pay its debts generally or any making by P&L or any Originator of a general assignment for the benefit of creditors; or (B) the institution of any proceeding by or against P&L or any Originator seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or (C) the taking by P&L or any Originator of any corporate action to authorize any of the actions set forth in clauses (A) or (B) above in this clause (ix);

          (x) any failure of P&L to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from any Originator (subject to the Transaction Documents), free and clear of any Adverse Claim (other than as created under the Transaction Documents) or any failure of P&L to give reasonably equivalent value to any applicable Originator under the Receivables Sale Agreement in consideration of the transfer by such Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

          (xi) any failure to vest and maintain vested in SPV (subject to the Receivables Purchase Agreement), or to transfer to SPV, legal and equitable title to, and ownership of, a first priority perfected ownership interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);

          (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any contribution hereunder or at any subsequent time; and

          (xiii) the failure of any Receivable included in a Monthly Report as an Eligible Receivable to be an Eligible Receivable at the time it was contributed to SPV hereunder.

     Section 5.2 Costs, Expenses and Taxes. In addition to the obligations of P&L under Section 5.1, P&L agrees to pay on demand:

     (a) all reasonable costs and expenses, including attorneys' fees, in connection with the enforcement against P&L of this Agreement and the other Transaction Documents executed by P&L; and

     (b) all stamp duties and other similar filing or recording taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents executed by P&L, and agrees to indemnify Indemnified Parties against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                                   ARTICLE VI.
                                  MISCELLANEOUS

     Section 6.1 Waivers and Amendments. The provisions of this Agreement may from time to time be amended, restated, otherwise modified or waived, if such amendment, modification or waiver is in writing and consented to by P&L, SPV and the Agent (as assignee of SPV). No failure or delay on the part of SPV, its assigns or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by SPV or its assigns under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     Section 6.2 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at its address set forth in the Receivables Purchase Agreement, or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     Section  6.3  Cumulative   Remedies.   The  remedies  herein  provided  are
cumulative and not exclusive of any remedies provided by law.

     Section 6.4 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of P&L, SPV and their respective successors and permitted assigns; provided, however, that P&L may not assign its rights hereunder or any interest herein without the prior written consent of SPV and the Agent (as assignee of SPV). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect as to P&L until the date after the Termination Date on which all Aggregate Unpaids under the Receivables Purchase Agreement have been paid in full. The rights and remedies with respect to any breach of any representation and warranty made by P&L pursuant to Article II and the indemnification and payment provisions of Article V shall be continuing and shall survive any termination of this Agreement.

     Section 6.5 Acknowledgment and Agreement. P&L hereby expressly acknowledges and agrees that all of SPV's rights, title, and interests in, to, and under this Agreement shall be assigned by SPV to the Agent, for the benefit of the Purchasers, pursuant to the Receivables Purchase Agreement, and P&L consents to such assignment. Each of the parties hereto acknowledges and agrees that the Agent and the Purchasers are third party beneficiaries of the rights of SPV arising hereunder and under the other Transaction Documents to which P&L is a party. P&L further acknowledges and agrees that all right, title and interest in and to the Lock-Boxes and Collection Accounts has been transferred to and vested in SPV and its assigns, and SPV may at any time in its sole discretion (subject to the terms of the Receivables Purchase Agreement and the Collection Account Agreements executed in connection therewith) direct and re-direct payments from such Lock-Boxes and Collection Accounts.

     Section 6.6 Governing Law. Each Transaction Document shall be governed by, and construed in accordance with, the law of the State of illinois, without regard to the principles of conflicts of laws thereof EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE OWNERSHIP INTERESTS OF SPV IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

     Section 6.7 Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE OR UNITED STATES FEDERAL COURT SITTING IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 6.2; AND (e) TO THE EXTENT ALLOWED BY LAW, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS
SECTION 6.7 SHALL AFFECT BUYER'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST P&L OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 6.8 Waiver of Jury Trial. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY
RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT, JOINDER AGREEMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED BY IT OR ON ITS BEHALF IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     Section 6.9 Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     Section 6.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 6.11 No Proceedings. P&L hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding Aggregate Unpaids, it will not institute against, or join any other Person in instituting against, SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                            <signature pages follow>

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                          P&L COAL HOLDINGS CORPORATIONS

                          By: /s/ Steven F. Schaab
                              ---------------------------------------
                              Name: Steven F. Schaab
                              Title: Vice President and Treasurer

                          P&L RECEIVABLES COMPANY, LLC

                          By: /s/ Joseph C. Meek
                              ---------------------------------------
                              Name: Joseph C. Meek
                              Title: Assistant Treasurer

                                     ANNEX A
                                   DEFINITIONS

     A. of Receivables Purchase Agreement Definitions. Unless otherwise defined herein, terms that are capitalized and used throughout this Agreement are used as defined in the Receivables Purchase Agreement (hereinafter defined).

     B. Certain Defined Terms. The following terms have the respective meanings indicated hereinbelow:

     "Agreement" means this Receivables Contribution Agreement, as it may be amended or modified and in effect from time to time in accordance with the terms hereof.

     "Material Adverse Effect" means a material adverse effect on (i) the consolidated financial condition or operations of P&L and its Subsidiaries, taken as a whole, (ii) the ability of P&L to perform its obligations under this Agreement, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document to which P&L is a party, (iv) SPV's ownership interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or
(v) the collectibility of the Receivables generally or of any material portion of the Receivables.

     "Monthly Report" has the meaning specified in Section 4.2 of this Agreement.

     "P&L" has the meaning specified in the preamble of this Agreement.

     "Receivables Purchase Agreement" means that certain Receivables Purchase Agreement dated as of March 31, 2000, by and among SPV, as Seller, P&L, as initial Servicer, International Securitization Corporation, the Financial Institutions from time to time party thereto, and Bank One, NA, as Agent, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.

     "Receivables Sale Agreement" means that certain Receivables Sale Agreement dated as of March 31, 2000, by and among the Originators (as defined in the Receivables Purchase Agreement), as sellers, and P&L, as purchaser, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.

     "Related Security" means, with respect to any Receivable:

     (i). all of P&L's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by an Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

     (ii). all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract or Invoice related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

     (iii). all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract or Invoice related to such Receivable or otherwise,

     (iv). all Records related to such Receivable,

     (v). all of P&L's right, title and interest in, to and under the Receivables Sale Agreement in respect of such Receivable, and

     (vi). all proceeds of any of the foregoing;

provided, however, that in no event shall "Related Security" include any right, duty or obligation under any Contract other than that the right to receive payments thereunder (and any collateral for, guaranty of or letter of credit, surety bond or other credit support for any such payment right).

     "SPV" has the meaning specified in the preamble of this Agreement.

     "Termination Date" means the earliest of (i) the Facility Termination Date under the Receivables Purchase Agreement, (ii) the date on which a Change of Control to which the Agent has not given its express prior written consent occurs, or (iii) the date specified by P&L in a written notice delivered to and received by both SPV and the Agent.

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.